CERTIFICATION

I, David C. Bloom, Chief Executive Officer of Chelsea Property Group, Inc., the sole general partner of CPG Partners, L.P., (the "OP"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1.	The quarterly report on Form 10-Q of the OP for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the OP.

IN WITNESS WHEREOF, I have executed this Certification this 12th day of May, 2003.

/s/ David C. Bloom David C. Bloom Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to CPG Partners, L.P. and will be retained by CPG Partners, L.P. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION

I, Michael J. Clarke, Chief Financial Officer of Chelsea Property Group, Inc. the sole general partner of CPG Partners, L.P., (the "OP"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1.	The quarterly report on Form 10-Q of the OP for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the OP.

IN WITNESS WHEREOF, I have executed this Certification this 12th day of May, 2003.

/s/ Michael J. Clarke Michael J. Clarke Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to CPG Partners, L.P. and will be retained by CPG Partners, L.P. and furnished to the Securities and Exchange Commission or its staff upon request.